FPA PERENNIAL FUND, INC.
SUPPLEMENT DATED AUGUST 13, 2013, TO PROSPECTUS DATED APRIL 30, 2013

Gregory A. Herr has been appointed Vice President and Portfolio Manager of FPA Perennial Fund, Inc. (the "Fund"), effective August 5, 2013.

The Fund's Prospectus is revised as described below.

The Section in the Summary portion of the Fund's Prospectus entitled "Portfolio Managers" is deleted and replaced as follows:

Portfolio Managers. Eric S. Ende, President and Director of the Fund, and Partner of the Adviser, has served as a portfolio manager since August 1999.

Steven R. Geist, Executive Vice President of the Fund, and Partner of the Adviser, has served as a portfolio manager since August 1999.

Gregory A. Herr, Vice President of the Fund, and Managing Director of the Adviser, has served as a portfolio manager since August 2013.

The Section in the Fund's Prospectus entitled "Portfolio Managers" under the Section "MANAGEMENT AND ORGANIZATION" is deleted and replaced as follows:

Portfolio Managers

Eric S. Ende, Steven R. Geist and Gregory A. Herr are primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Ende has been the President (since 1995) and Director (since 2000) of the Fund and Partner of the Adviser since October 2006. Mr. Ende has also served as Director, President and Portfolio Manager of FPA Paramount Fund, Inc.; Director, President and Chief Investment Officer of Source Capital, Inc.; and Vice President for more than the past five years of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Crescent Fund, and Vice President of FPA International Value Fund since November 2011.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the Fund since 1999 and Partner of the Adviser since October 2006. Mr. Geist has also served as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of Source Capital, Inc. for more than the past five years.

Mr. Herr has been the Vice President and Portfolio Manager of the Fund since 2013 and Managing Director of the Adviser since 2013. Mr. Herr has also served as Vice President and Portfolio Manager of FPA Paramount Fund, Inc. (since 2011) and of Source Capital, Inc. (since 2013). Mr. Herr served as Vice President of the Adviser from 2007 to 2013.

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. are other registered investment companies managed by the Adviser. The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

FPA PERENNIAL FUND, INC.

SUPPLEMENT DATED AUGUST 13, 2013, TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2013

Gregory A. Herr has been appointed Vice President and Portfolio Manager of FPA Perennial Fund, Inc. (the “Fund”), effective August 5, 2013.

The Fund’s Statement of Additional Information is revised as described below.

The Section in the Fund’s Statement of Additional Information entitled “OFFICERS” is revised to add the following:

OFFICERS

		YEAR FIRST
		ELECTED AN
	POSITION WITH	OFFICER OF
NAME, ADDRESS* AND AGE	FUND	THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Gregory A. Herr, 41	Vice President & Portfolio Manager	2013

Managing Director of First Pacific Advisors, LLC (since August 2013). Vice President and Portfolio Manager of FPA Paramount Fund, Inc. (since 2011) and of Source Capital, Inc. (since 2013). Vice President of First Pacific Advisors, LLC from April 2007 to August 2013.

*      The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

The Section in the Fund’s Statement of Additional Information entitled “OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS” is deleted and replaced as follows:

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The Portfolio Managers, Eric S. Ende, Steven R. Geist and Gregory A. Herr, are also responsible for the day-to-day management of one open-end investment company with one officer of the Adviser, one closed-end investment company, and two other accounts, with total aggregate assets of $886.7 million at June 30, 2013. None of these accounts have an advisory fee based on the performance of the account.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers’ managing the Fund and the other accounts noted above, or with their personal accounts. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment. The Adviser also has a Code of Ethics, described above, which, among other matters, limits personal trading by portfolio managers and other employees of the Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

The Section in the Fund’s Statement of Additional Information entitled “OWNERSHIP OF SECURITIES” is deleted and replaced as follows:

OWNERSHIP OF SECURITIES. The dollar value of shares of the Fund owned at August 5, 2013 by Mr. Ende was over $1,000,000, by Mr. Geist was between $500,001 and $1,000,000, and by Mr. Herr was between $10,001 and $50,000.